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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: August 15, 2003

                                CORTLAND BANCORP
                    (Exact name as specified in its charter)


           Ohio                         000-13814              34-1451118
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(State or other jurisdiction           (Commission          (I.R.S. Employer
    of incorporation)                  File Number         Identification No.)


                   194 West Main Street, Cortland, Ohio 44410
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          (Address of principal executive officer, including Zip Code)


       Registrant's telephone number, including area code: (330) 637-8040
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE

     On August 15, 2003, Cortland Bancorp announced first quarter results in a press release dated August 15, 2003, and attached hereto as Exhibit 99.1 and incorporated herein by reference. This information, filed under Item 5. Other Events and Regulation FD Disclosure, is also deemed to be provided under Item
12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.

     Exhibit 99.1 - Press Release dated August 15, 2003.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORTLAND BANCORP


                                    By: /s/ Rodger W. Platt
                                       -----------------------------------------
                                       Rodger W. Platt, Chairman and President


Date: August 15, 2003
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